                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY


                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on June 15, 2001.


                                          The Williams Companies, Inc.
                                          (Registrant)

                                          By: /s/ SUZANNE H. COSTIN
                                            ------------------------------------
                                            Name: Suzanne H. Costin
                                            Title:  Corporate Secretary


     Each of the undersigned hereby constitutes and appoints William G. von Glahn, Lonny E. Townsend and Suzanne H. Costin his or her true and lawful attorneys-in-fact, each with power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to this Registration Statement, and any related Rule 462(b) Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the following capacities on June 15, 2001:



                       SIGNATURE                                             TITLE
                       ---------                                             -----
                  /s/ KEITH E. BAILEY                     Chairman of the Board, President, Chief
--------------------------------------------------------    Executive Officer (Principal Executive
                    Keith E. Bailey                         Officer) and Director

                  /s/ JACK D. MCCARTHY                    Senior Vice President -- Finance (Principal
--------------------------------------------------------    Financial Officer)
                    Jack D. McCarthy

                   /s/ GARY R. BELITZ                     Controller (Principal Accounting Officer)
--------------------------------------------------------
                     Gary R. Belitz

                  /s/ HUGH M. CHAPMAN                     Director
--------------------------------------------------------
                    Hugh M. Chapman

                    /s/ GLENN A. COX                      Director
--------------------------------------------------------
                      Glenn A. Cox

                       SIGNATURE                                             TITLE
                       ---------                                             -----


                /s/ THOMAS H. CRUIKSHANK                  Director
--------------------------------------------------------
                  Thomas H. Cruikshank

                  /s/ WILLIAM E. GREEN                    Director
--------------------------------------------------------
                    William E. Green

                    /s/ W.R. HOWELL                       Director
--------------------------------------------------------
                      W.R. Howell

                   /s/ JAMES C. LEWIS                     Director
--------------------------------------------------------
                     James C. Lewis

                 /s/ CHARLES M. LILLIS                    Director
--------------------------------------------------------
                   Charles M. Lillis

                  /s/ GEORGE A. LORCH                     Director
--------------------------------------------------------
                    George A. Lorch

                 /s/ FRANK T. MACINNIS                    Director
--------------------------------------------------------
                   Frank T. MacInnis

                  /s/ GORDON R. PARKER                    Director
--------------------------------------------------------
                    Gordon R. Parker

                  /s/ JANICE D. STONEY                    Director
--------------------------------------------------------
                    Janice D. Stoney

                 /s/ JOSEPH H. WILLIAMS                   Director
--------------------------------------------------------
                   Joseph H. Williams